GOLDMAN SACHS ETF TRUST
Goldman Sachs Dynamic California Municipal Income ETF
Goldman Sachs Dynamic New York Municipal Income ETF
(the “Funds”)
Supplement dated August 1, 2025 to the
Prospectus dated December 29, 2024, as supplemented to date
Effective immediately, Goldman Sachs Asset Management, L.P., the Funds’ investment adviser, will implement a management fee waiver for each Fund. Accordingly, effective immediately, the Prospectus is revised as follows:
The following replaces in their entirety the table and accompanying footnotes under the “Goldman Sachs Dynamic California Municipal Income ETF—Summary—Fees and Expenses of the Fund” section:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Distribution and Service (12b‑1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver[2]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.30%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
[2]
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.30% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Dynamic California Municipal Income ETF—Summary—Expense Example” section:
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangements for their specified terms). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$31	$107
The following replaces in their entirety the table and accompanying footnotes under the “Goldman Sachs Dynamic New York Municipal Income ETF—Summary—Fees and Expenses of the Fund” section:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Distribution and Service (12b‑1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waiver[2]	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.30%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
[2]
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.30% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Dynamic New York Municipal Income ETF—Summary—Expense Example” section:
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangements for their specified terms). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$31	$107
The following replaces in their entirety the second and third paragraphs below the table in the “Service Providers—Management Fee and Other Expenses” section:
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate 0.30% as an annual percentage rate of average daily net assets of each of the Goldman Sachs Dynamic California Municipal Income ETF and Goldman Sachs Dynamic New York Municipal Income ETF. These arrangements will remain in effect through at least December 29, 2026, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
In addition to the management fee waivers described above, the Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which a Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place. The Investment Adviser may also decide to waive a portion of its management fee to the extent necessary to avoid a negative yield on a given day. Any such waiver would be voluntary and may be terminated at any time.
This Supplement should be retained with your Prospectus for future reference.

MUNIINCETFFWSTK 04‑25